FORM 8-K


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2004



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           NEW JERSEY               0-19777             22-3103129
         (State or other          (Commission         (IRS Employer
         jurisdiction of          File Number)        Identification
          incorporation)                                  Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
         (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On April 15, 2004, DUSA Pharmaceuticals, Inc. announced that on April 14, 2004 it received exercise notices from all investors in its recently completed private placement relating to the exercise of additional investment rights to purchase 337,500 shares of its common stock at a price of $11.00 per share.



ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

[99] Press Release dated April 15, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      DUSA PHARMACEUTICALS, INC.





Dated:  April 15, 2004                By:   /s/ D. Geoffrey Shulman
                                         ---------------------------------------
                                         D. Geoffrey Shulman, MD, FRCPC
                                         President and Chief Executive Officer